UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 26, 2023

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone	I.R.S. Employer Identification Number

1-16305	PUGET ENERGY, INC.	91-1969407

A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004-5591 425-454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630

A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004-5591 425-454-6363

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 26, 2023, Kazi Hasan notified Puget Sound Energy, Inc. and Puget Energy, Inc. (together, the “Companies”) of his intent to resign from his position as Executive Vice President and Chief Financial Officer of the Companies effective the same day.
“We would like to thank Kazi for his many contributions to, and partnership in, the Companies’ transformative clean energy journey. I wish him much success in his future endeavors,” said Mary E. Kipp, the Companies’ President and Chief Executive Officer.
The Companies appointed Daniel A. Doyle, effective as of September 26, 2023, to serve as Interim Chief Financial Officer until a successor is identified. Mr. Doyle will report to Mary E. Kipp.
Mr. Doyle, age 65, previously served as Senior Vice President and Chief Financial Officer of the Companies from 2011 until his retirement in 2021. In connection with his retirement, Mr. Doyle entered into an agreement with the Companies to provide transition consulting services for a monthly fee of $25,000. The agreement expired on December 31, 2022.
Mr. Doyle will receive $750,000 in compensation for his services as Interim Chief Financial Officer.
This Current Report on Form
8-K
includes forward-looking statements, which are statements of expectations, beliefs, plans, objectives and assumptions of future events. Words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “future,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “should,” “will likely result,” “will continue” or similar expressions are intended to identify certain of these forward-looking statements and may be included in discussion of, among other things, our future expectations. Forward-looking statements reflect current expectations and involve risks and uncertainties that could cause actual outcomes to differ materially from those expressed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC. PUGET SOUND ENERGY, INC.

Dated: September 27, 2023	By:	/s/ Lorna Luebbe
	Name:	Lorna Luebbe
	Title:	Senior Vice President, General Counsel and Chief Sustainability Officer